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                                                                    EXHIBIT 99.2

                            R&B FALCON CORPORATION
                               AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
                    (in millions except per share amounts)

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
                                                                   THREE MONTHS ENDED             YEAR ENDED
                                                                      DECEMBER 31,                DECEMBER 31,
                                                                   -------------------     ------------------------
                                                                     2000       1999          2000            1999
                                                                   -------     -------     --------         -------
OPERATING REVENUES:
  Deepwater                                                        $ 128.3     $ 87.7      $  418.2         $ 360.4
  Shallow water                                                       88.6       43.7         269.3           199.5
  Inland water                                                        45.8       37.0         145.2           122.5
  Engineering services and land operations                            63.1       69.4         215.3           242.8
  Development                                                         (0.4)       0.3           4.1             0.5
                                                                   -------     ------      --------         -------
    Total operating revenues                                         325.4      238.1       1,052.1           925.7
                                                                   -------     ------      --------         -------

COSTS AND EXPENSES:
  Deepwater                                                           91.4       50.6         252.2           179.6
  Shallow water                                                       53.7       37.4         177.3           153.3
  Inland water                                                        26.1       33.1         107.5            99.9
  Engineering services and land operations                            69.6       54.8         193.4           181.7
  Development                                                       (106.7)       1.2        (171.9)            3.7
  Cancellation of conversion projects                                 13.8        3.0          13.8            34.7
  Depreciation and amortization                                       50.6       43.2         189.9           158.0
  General and administrative                                          15.4       15.0          61.3            69.7
  Merger expenses                                                      6.1          -           6.1               -
                                                                   -------     ------      --------         -------
    Total costs and expenses                                         220.0      238.3         829.6           880.6
                                                                   -------     ------      --------         -------
OPERATING INCOME (LOSS)                                              105.4       (0.2)        222.5            45.1
                                                                   -------     ------      --------         -------
OTHER INCOME (EXPENSE):
  Interest expense, net of capitalized interest                      (59.8)     (53.3)       (223.0)         (169.8)
  Interest income                                                      8.7       10.7          31.9            35.3
  Income (loss) from equity investees
    plus related revenues and expenses                                 7.7       (5.5)        (11.5)            3.5
  Other, net                                                          (0.3)      (0.5)         (0.4)           (1.2)
                                                                   -------     ------      --------         -------
    Total other income (expense)                                     (43.7)     (48.6)       (203.0)         (132.2)
                                                                   -------     ------      --------         -------
INCOME (LOSS) BEFORE INCOME TAXES,
  MINORITY INTEREST AND EXTRAORDINARY LOSS                            61.7      (48.8)         19.5           (87.1)
                                                                   -------     ------      --------         -------
INCOME TAX EXPENSE (BENEFIT):
  Current                                                             37.2       18.4          55.4            48.3
  Deferred                                                            19.9      (36.1)         (6.6)          (79.9)
                                                                   -------     ------      --------         -------
    Total income tax expense (benefit)                                57.1      (17.7)         48.8           (31.6)
                                                                   -------     ------      --------         -------
MINORITY INTEREST                                                    (15.3)      (3.2)        (28.7)          (12.3)
                                                                   -------     ------      --------         -------
LOSS BEFORE EXTRAORDINARY LOSS                                       (10.7)     (34.3)        (58.0)          (67.8)
EXTRAORDINARY LOSS, NET OF TAX BENEFIT                                   -          -             -            (1.7)
                                                                   -------     ------      --------         -------

NET LOSS                                                             (10.7)     (34.3)        (58.0)          (69.5)
PREFERRED STOCK DIVIDENDS, ACCRETION
  AND TENDER OFFER PREMIUM                                           167.0       12.5         206.8            33.7
                                                                   -------     ------      --------         -------
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                         $(177.7)    $(46.8)     $ (264.8)        $(103.2)
                                                                   =======     ======      ========         =======
NET LOSS PER COMMON SHARE:
  BASIC:
    Loss before extraordinary loss and after preferred stock
      dividends, accretion and tender offer premium                $ (0.86)    $(0.24)     $  (1.35)        $ (0.53)
    Extraordinary loss                                                   -          -             -           (0.01)
                                                                   -------     ------      --------         -------
      Net loss                                                     $ (0.86)    $(0.24)     $  (1.35)        $ (0.54)
                                                                   =======     ======      ========         =======

  DILUTED:
    Loss before extraordinary loss and after preferred stock
      dividends, accretion and tender offer premium                $ (0.86)    $(0.24)     $  (1.35)        $ (0.53)
    Extraordinary loss                                                   -          -             -           (0.01)
                                                                   -------     ------      --------         -------
      Net loss                                                     $ (0.86)    $(0.24)     $  (1.35)        $ (0.54)
                                                                   =======     ======      ========         =======

WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES OUTSTANDING:
     BASIC                                                           205.8      192.8         196.6           192.7
                                                                   =======     ======      ========         =======
     DILUTED                                                         205.8      192.8         196.6           192.7
                                                                   =======     ======      ========         =======
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